Accrued Mining and Landfill Reclamation	12 Months Ended
Dec. 28, 2013
Asset Retirement Obligation Disclosure [Abstract]
Accrued Mining and Landfill Reclamation

(12) Accrued Mining and Landfill Reclamation

The Company has asset retirement obligations arising from regulatory requirements to perform certain reclamation activities at the time that certain quarries and landfills are closed, which are primarily included in other noncurrent liabilities on the consolidated balance sheets. The current portion of the liabilities, $0.5 million and $0.4 million as of December 28, 2013 and December 29, 2012, respectively, is included in accrued and other liabilities on the consolidated balance sheets. The liability was initially measured at fair value and subsequently is adjusted for accretion expense, payments and changes in the amount or timing of the estimated cash flows. The corresponding asset retirement costs are capitalized as part of the carrying amount of the related long-lived asset and depreciated over the asset’s remaining useful life. The following table presents the activity for the asset retirement obligations for the years ended December 28, 2013 and December 29, 2012:

	2013	2012
Beginning balance	$14,844	$13,328
Acquired obligations	286	364
Change in cost estimate	721	604
Settlement of reclamation obligations	(1,201)	(77)
Additional liabilities incurred	414	—
Accretion expense	717	625

Ending balance	$15,781	$14,844